Goodwill and Intangible Assets Disclosure	9 Months Ended
May 31, 2016
Notes
Goodwill and Intangible Assets Disclosure

Note 5 – Intangible Property

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen years.  The restrictive covenants were fully amortized as of August 31, 2013.  Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.  The balances as of May 31, 2016, and August 31, 2015, are as follows:

	May 31, 2016	August 31,2015
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(344,060)	(288,608)
Intangibles Net	$ 1,237,532	$ 1,292,984